UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	May 20, 2026
ONEOK, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
100 West Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 588-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value of $0.01	OKE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07	Submission of Matters to a Vote of Security Holders

	At the Annual Meeting of Shareholders (the “Annual Meeting”) of ONEOK, Inc. (the “Company”) held on May 20, 2026, the Company’s shareholders voted on the following three proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A, as filed with the Securities and Exchange Commission on April 1, 2026. The final vote results for each proposal were as follows:

Proposal 1: Election of Directors

The shareholders elected each of the director nominees set forth below to serve on the Company’s Board of Directors (the “Board”) for a one-year term expiring at the Company’s 2027 Annual Meeting of Shareholders:

	Director	Votes For	Votes Against	Abstain	Broker Non-Votes

	Brian L. Derksen	445,708,516	8,306,618	1,193,269	104,109,707
	Julie H. Edwards	438,637,276	15,491,472	1,079,656	104,109,707
	Lori A. Gobillot	448,021,832	5,734,515	1,452,056	104,109,707
	Mark W. Helderman	447,947,986	6,055,710	1,204,708	104,109,707
	Randall J. Larson	426,310,931	25,516,128	3,381,344	104,109,707
	Mark A. McCollum	450,700,174	3,287,376	1,220,854	104,109,707
	Pierce H. Norton II	449,817,473	4,129,359	1,261,571	104,109,707
	Precious Williams Owodunni	449,677,618	4,282,443	1,248,342	104,109,707
	Eduardo A. Rodriguez	435,026,608	18,925,299	1,256,497	104,109,707
	Wayne T. Smith	448,040,589	5,924,621	1,243,193	104,109,707

Proposal 2: Ratify the Selection of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm for the Year Ending December 31, 2026

The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was ratified by the shareholders, with votes cast as follows:

		Votes For	Votes Against	Abstain	Broker Non-Votes
		551,715,532	6,330,042	1,272,536	-

	Proposal 3: Advisory Vote on Executive Compensation The shareholders approved a non-binding resolution to approve the Company’s executive compensation program, with votes cast as follows:

		Votes For	Votes Against	Abstain	Broker Non-Votes
		428,986,336	22,828,183	3,393,885	104,109,707

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.

Date:	May 21, 2026	By:	/s/ Walter S. Hulse III
Walter S. Hulse III Chief Financial Officer, Treasurer and Executive Vice President, Investor Relations and Corporate Development

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